                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2004


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)

Minnesota                          001-09225                 41-0268370
(State of Incorporation)     (Commission file number)        (I.R.S. Employer
                                                             Identification No.)

1200 Willow Lake Boulevard, St. Paul, Minnesota              55110-5101
(Address of principal executive offices)              (Zip Code)

                                 (651) 236-5900
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

On October 1, 2003, the Audit Committee of the Board of Directors of H.B. Fuller Company, after a comprehensive review of proposals for audit services from several public accountants, determined to engage KPMG LLP as principal accountant of the Company for the fiscal year commencing November 30, 2003 and ending November 27, 2004. PricewaterhouseCoopers LLP, the current independent accountant, was dismissed by the Audit Committee of the Board of Directors of H.B. Fuller Company as of October 1, 2003 but was retained to issue an audit report on the Company's financial statements as of and for the fiscal year ending November 29, 2003. The Audit Committee has a policy of periodically reviewing the proposed scope and fees of a number of alternative auditing firms qualified to perform the Company's audit and considering the appropriateness of either retaining the incumbent auditor or engaging another firm. The dismissal of PricewaterhouseCoopers LLP was reported by the Company on a current report on Form 8-K dated October 1, 2003.


PricewaterhouseCoopers LLP issued an audit report dated February 20, 2004 on the Company's financial statements as of and for the fiscal year ended November 29, 2003. The Company's annual report on Form 10-K for the fiscal year ended November 29, 2003, which contained such report, was filed with the Securities and Exchange Commission on February 25, 2004. As of February 20, 2004, PricewaterhouseCoopers ceased to be the principal independent accountant for the Company, and KPMG was retained effective February 25, 2004 to issue an audit report on the Company's financial statements as of and for the fiscal year ending November 27, 2004.

Other than a modification related to the adoption by the Company of a new accounting standard described in the last sentence of this paragraph, the reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements, as of and for the fiscal years ended November 29, 2003 and November 30, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. As described in Note 5 to the Consolidated Financial Statements, the Company adopted the provisions of Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets."

In connection with its audits of the Company's consolidated financial statements for the fiscal years ended November 29, 2003 and November 30, 2002 and through February 20, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the Company's consolidated financial statements as of and for the fiscal years ended November 29, 2003 and November 30, 2002.

During the fiscal years ended November 29, 2003 and November 30, 2002 and through February 20, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided PricewaterhouseCoopers LLP a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. PricewaterhouseCoopers LLP has provided the Company with a letter dated March 3, 2004, addressed to the Commission, stating whether or not it is in agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16 hereto.

During the two most recent completed fiscal years ended November 29, 2003 and November 30, 2002, the Company did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 3, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  H.B. FULLER COMPANY
                                                  Date: March 3, 2004

                                                  By: /s/John Feenan

                                                  John Feenan
                                                  Senior Vice President, Chief
                                                  Financial Officer